UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2007

MAD CATZ INTERACTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7480 Mission Valley Road, Suite 101

San Diego, California 92108

(Address of Principal Executive Offices)

(619) 683-9830

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On February 13, 2007, Mad Catz Interactive, Inc. issued a press release announcing its financial results for the third quarter and nine month period ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Mad Catz Interactive, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated February 13, 2007, issued by Mad Catz Interactive, Inc., furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2007	MAD CATZ INTERACTIVE, INC.

	By:	/s/ STEWART HALPERN
	Name:	Stewart Halpern
	Its:	Chief Financial Officer

Exhibit Index

Exhibit 99.1.	Press Release, dated February 13, 2007, issued by Mad Catz Interactive, Inc.